UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 2

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 29, 2005

                        AMERICAN LEISURE HOLDINGS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                 333-48312           75-2877111
  ---------------------------       ----------          -----------
 (State or other jurisdiction      (Commission        (IRS Employer
      of incorporation)            File Number)     Identification No.)


                    2462 Sand Lake Road, Orlando, FL, 32809
                 -----------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code (407) 251-2240


                                      N/A
                          ------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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          The  Registrant  is  filing this amended Report on Form 8-K to  report its entry into the Construction Loan and Land Loan (as discussed and defined below) and other financing related to the Sonesta Resort (as described below under Item 1.01), to include the information under Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement, and Item 3.02, Unregistered Sale of Equity Securities, relating to the credit facilities and other financing (as described below).

     This  Report  on Form 8-K/A has been filed by the Registrant more than four
(4) days after the event which it reports (December 29, 2005) due to the fact that the Registrant was delayed in obtaining signed copies of certain documents in connection with the Registrant's entry into certain material definitive agreements disclosed below.

ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On December 29, 2005, certain affiliates of American Leisure Holdings, Inc. (the "Registrant" or the "Company") closed two (2) credit facilities with Key Bank, National Association ("KeyBank") related to the Sonesta Orlando Resort at Tierra del Sol ("Sonesta Resort"). As currently planned, the Sonesta Resort will be a 972 luxury town home and condominium unit property located near the Orlando, Florida theme park area. The Company plans to complete the Sonesta Resort in two phases. Site development of the Sonesta Resort commenced in June of 2005.

     The credit facilities consist of a $40,000,000 revolving construction loan to be used to construct Phase 1 of the Sonesta Resort (the "Construction Loan") and a $14,850,000 term loan used to finance the acquisition of the property for the Resort and to pay certain related costs (the "Land Loan").

     To facilitate the financing for the Sonesta Resort, the Company has formed two limited partnerships, which will develop Phase 1 and Phase 2 of the Resort (the "Development Partnerships"). Each Development Partnership has several subsidiaries, which have been formed to develop different portions of the Sonesta Resort.

     Phase 1 will also include construction of related amenities, including a swimming pool complex and sun decks, a lazy river, a poolside restaurant and other amenities typical of a resort of this kind. Phase 2 will include construction of 252 additional residential condominium units and 426 additional town home units, as well as a 126,000 square foot clubhouse (84,000 square feet under air). Construction of Phase 2 is expected to overlap with Phase 1. We currently believe that we have sufficient funds to provide for the completion of Phase 1. Phase 2 will be financed separately.

     The general partner of each Development Partnership is TDS Management LLC, a newly organized limited liability company controlled by Malcolm J. Wright, the Company's President and Chief Executive Officer. The principal limited partner of each Development Partnership is Tierra Del Sol Resort, Inc., a subsidiary of the Company, which owns a 99.9% interest in each Development Partnership. The Company owns 81% of Tierra Del Sol Resort, Inc.

     Each Development Partnership has granted Stanford Venture Capital Holdings, Inc. ("Stanford") the right to acquire a 2% interest in each partnership in connection with the release of a mortgage lien held by Stanford. See "Release of lien by Stanford" below.

THE  CONSTRUCTION  LOAN
-----------------------

     The  borrowers under the Construction Loan are Tierra del Sol Resort (Phase
1), Ltd. (the "Phase 1 Partnership") and three other special purpose entities that are owned by the Phase 1 Partnership. The Construction Loan is structured as a $40,000,000 revolving credit facility, with maximum borrowings of up to $72,550,000.

     The interest rate on the outstanding balance of the Construction Loan is the daily London Interbank Offered Rate ("LIBOR") Rate plus 2.75%. The term of the Construction Loan is 24 months, with a maturity date of December 28, 2007. Interest on the Construction Loan is due and payable monthly beginning on the fifth day of the first month following the closing. If an event of default occurs under the Construction Loan (as described and defined below), the interest rate then in effect will become the greater of (a) the interest rate otherwise applicable plus 3%; or (b) 18%.

     The Construction Loan is secured by a first lien on the land within Phase 1 of the Sonesta Resort, including any improvements, easements, and rights of way; a first lien and security interest in all fixtures and personal property, an assignment of all leases, subleases and other agreements relating to the property; an assignment of construction documents; a collateral assignment of all contracts and agreements related to the sale of each condominium unit; a collateral assignment of all purchase deposits and any management and/or operating agreement.

     The borrowers will be able to draw amounts under the Construction Loan upon the fulfillment of various conditions. One of these conditions is, in the case of borrowings to construct a condominium building, the sale of at least 33 of the 36 units of each such building. As of closing, the Company has delivered approximately 84% of the contracts required for construction of the town homes and 100% of the contracts required to commence construction of the condominium buildings. The Company's management believes that vertical construction of the Phase 1 units may begin as early as March 2006.

     The obligations of the borrowers under the Construction Loan are guaranteed by the Company, its President and Chief Executive Officer, Malcolm J. Wright, and TDS Development, LLC, pursuant to a Payment Guaranty and a Performance and Completion Guarantee. In connection with Mr. Wright's guarantee of the

Construction Loan, he will earn 1,200,000 warrants of the Company's common stock for such guarantee equal to three percent (3%) of the total indebtedness of the Construction Loan at an exercise price of $1.02 per share.

     In consideration of Mr. Wright's guarantee of the Construction Loan, the Phase 1 Partnership has agreed to pay Mr. Wright an annual guaranty fee equal to 2.5% of the amount of such guarantee. The payment of this fee is subordinated to the Partnership's obligations under the Construction Loan and the Partnership will accrue Mr. Wright's annual guaranty fee until such time as the Construction Loan is satisfied.

     The borrowers paid 1% of the Construction Loan as a commitment fee. The Company was obligated to pay all costs and expenses of KeyBank in connection with the commitment and the closing of the loan.

     On December 29, 2005, KeyBank and the borrowers entered into the "Addendum to Construction Loan Agreement Condominium and Townhouse Project Development," which changed and amended some of the terms of the Construction Loan (the "Construction Addendum"). The Construction Addendum sets forth certain terms whereby condominium and/or townhouse units to be constructed pursuant to the Construction Loan may be released from the first priority lien on the units held by KeyBank so that the units may be sold. Unless stated otherwise, all discussions of the Construction Loan herein include the changes and additions to the Construction Loan affected by the Construction Addendum.

     The occurrence of any one or more "events of default" under the Construction Loan allow KeyBank to pursue certain remedies including taking possession of the Sonesta Resort project; withholding further disbursement of the proceeds of the loan and/or terminate KeyBank's obligations to make further disbursements thereunder; and/or declaring the note evidencing the loans to be immediately due and payable.

PCL  CONSTRUCTION  GUARANTEE  AND  LOAN.

     The Orlando based contractor, PCL Construction Services, Inc., a subsidiary of PCL Construction Enterprises, Inc. of Denver, Colorado ("PCL"), is the General Contractor for Phase 1 of the project. In conjunction with its designation as the General Contractor, PCL has committed to a guaranteed maximum price for the construction of Phase 1.

     PCL also provided a $4,000,000 loan to TDS Development, LLC, a subsidiary of Tierra Del Sol Resort, Inc. (the "PCL Loan"). The proceeds of the PCL Loan were used to establish a $4,000,000 account with KeyBank, which was pledged as security for the Construction Loan. The loan bears interest at the rate of 14% per annum. The term of the loan is two years.

     The PCL Loan is guaranteed by the Company, the Company's Chief Executive Officer, Malcolm J. Wright, individually, and Tierra Del Sol Resort, Inc. In consideration of Mr. Wright's guarantee, and pursuant to an existing agreement between Mr. Wright and the Company, Mr. Wright will earn a fee equal to three percent (3%) of the loan. The Company will pay this fee through the grant of 120,000 warrants to purchase the Company's common stock at an exercise price of $1.02 per share. These warrants will expire 5 years from the expiration of the guaranty.

THE  LAND  LOAN
---------------

     The borrowers under the Land Loan are Tierra del Sol Resort (Phase 2), Ltd. (the "Phase 2 Partnership") and four other special purpose entities that are owned by the Phase 2 Partnership.

     The Land Loan is a $14,850,000 term loan with a maturity date of June 28, 2007. The proceeds of the Land Loan were primarily used to repay existing debt of the property for the Sonesta Resort. The Land Loan bears interest at LIBOR plus 3.10% per annum.

     The Land Loan is secured by a first lien on the land within Phase 2 of the Sonesta Resort, including any improvements, easements, and rights of way; a first lien and security interest in all fixtures and personal property, an assignment of all leases, subleases and other agreements relating to the property; an assignment of construction documents; a collateral assignment of all contracts and agreements related to the sale of each condominium unit; a collateral assignment of all purchase deposits and any management and/or operating agreement.

     The borrowers paid 1% of the Land Loan Agreement as a commitment fee. The Borrowers were obligated to pay all costs and expenses of KeyBank in connection with the commitment and closing of the loan. Additionally, the Company will pay an exit fee equal to 4% of the maximum loan amount unless the loan is repaid with a construction loan from KeyBank or KeyBank declines to grant a construction loan to the Company. The Company was obligated to pay all costs and expenses of KeyBank in connection with the commitment and the closing of the loan.

     The Company and Mr. Wright have issued guarantees to KeyBank on the Land Loan. Pursuant to an existing agreement between Mr. Wright and the Company, Mr. Wright will earn a fee for such guarantee equal to three percent (3%) of the total original indebtedness of the Land Loan. This fee will be paid by granting 445,500 warrants to purchase the Company's common stock to Mr. Wright at an exercise price of $1.02 per share which warrants will expire 5 years from the expiration of the guarantee.

     The occurrence of any one or more "events of default" under the Land Loan allow KeyBank to pursue certain remedies including taking possession of the Sonesta Resort project; withholding further disbursement of the proceeds of the loan and/or terminate KeyBank's obligations to make further disbursements thereunder; and/or declaring the note evidencing the loans to be immediately due and payable.

WESTRIDGE  COMMUNITY  DEVELOPMENT  DISTRICT  BONDS
--------------------------------------------------

     The closing of the new credit facilities with KeyBank occurred in conjunction with the closing of the sale of $25,825,000 in community development bonds issued by the Westridge Community Development District (the "District"). The proceeds of the bonds will be used to fund infrastructure at the Sonesta Resort and to acquire land from Tierra Del Sol Resort, Inc. The debt service and retirement of these bonds will be funded by a special district tax upon the property owners in the District at an interest rate of 5.8% over a 30-year amortization period.

     Additionally, on January 11, 2006, the Company sold forty-two acres of land in the Sonesta Resort for $9,090,130 to the District and received an additional $4,039,116 from the District in connection with reimbursements for site improvements on the land purchased by the District. The land sold to the District will be used for public infrastructure for the Sonesta Resort, including the creation of roads and for water collection among other purposes.

RELEASE  OF  LIEN  BY  STANFORD
-------------------------------

     In connection with the closing of the new credit facilities with KeyBank, Stanford Venture Capital Holdings Inc. ("Stanford") released its existing mortgage lien on the Sonesta Resort property. In consideration of this release, the Development Partnerships granted Stanford warrants to acquire a 2% interest in each Partnership at a nominal exercise price. The Company also granted Stanford the right to exchange any distributions that it might receive on account of these interests into shares of the Company's Series E preferred stock at a price of $15.00 per share.

                        AMENDED DEBT GUARANTOR AGREEMENT
                        --------------------------------

     On January 9, 2006, with an effective date of June 14, 2002, the Company entered into an Amended Debt Guarantor Agreement ("Amended Debt Agreement") with Malcolm J. Wright, its President and Chief Executive Officer and L. William Chiles, a Director of the Company (collectively, Mr. Wright and Mr. Chiles are referred to herein as the "Guarantors"). Pursuant to the Amended Debt Agreement, the Company and the Guarantors agreed to amend the terms of the prior Debt Guarantor Agreement entered into between the parties. The original Debt Guarantor Agreement provided for the Guarantors to receive warrants to purchase shares of the Company's common stock at $2.96 per share in an amount equal to 3% of any Company indebtedness that they personally guarantee. The Amended Debt Agreement decreased the exercise price of the warrants to be issued in connection with any of the Guarantor's guarantees to $1.02 per share (the "Guarantor Warrants"). Under the Amended Debt Agreement, the warrants issued to the Guarantors are exercisable until five years after the date the Guarantor is no longer obligated to personally guarantee such Company indebtedness. Additionally, under the Amended Debt Agreement, the fee which the Guarantors receive for a pledge of personally owned collateral to secure Company indebtedness was increased from 1% of such total indebtedness guaranteed (as was provided under the original Debt Guarantor Agreement), to 2% of the total amount of indebtedness guaranteed. The 2% fee is paid to the Guarantors in Guarantor Warrants with the same terms and conditions as provided above.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     On December 29, 2005, the Company and certain affiliates of the Company incurred material financial obligations under the Construction Loan, Land Loan, PCL Loan and SIBL Credit Facility. The Company has guaranteed all of these obligations, as more fully described in Item 1.01 of this Form 8-K.).

ITEM  3.02          UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     In December 2005, in consideration of Mr. Wright's guarantee of the PCL Loan and the SIBL Credit Facility, the Company granted Malcolm J. Wright, its Chief Executive Officer, warrants to purchase 363,000 shares of its common stock at $1.02 per share. Mr. Wright also received warrants to purchase 1,645,500 shares of common stock at $1.02 in consideration for his personal guarantees of the Construction Loan in December 2005. The Company relied on the exemption from registration set forth in Section 4(2) of the Act in issuing these warrants as the issuance of these securities did not involve a public offering, the recipients acquired the warrants for investment purposes and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuances and no underwriting discounts were paid by the Company.

ITEM  5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
--------------------------------------------------------------------------------
APPOINTMENT  OF  PRINCIPAL  OFFICERS
------------------------------------

     On  December  28,  2005,  the  Company's  Board of Directors appointed Fred
Pauzar, who has served as the Company's Chief Operating Officer and Director since September 1, 2005, as Secretary of the Company. In connection with Mr. Pauzar's appointment, Malcolm J. Wright, the Company's Chief Executive Officer and President, resigned as Secretary of the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit No.     Description
-----------     -----------

10.1(1) Commitment Letter with KeyBank National Association for $96,000,000 for Phase I

10.2(1) Commitment Letter with KeyBank National Association for $14,850,000 for Phase II

10.3(2) Commitment Letter with KeyBank National Association for up to 72,550,000, with a maximum principal balance of $40,000,000 for Phase 1 dated December 1, 2005

10.4(2) Commitment Letter with KeyBank National Association for up to $14,850,000 for Phase 2 dated December 1, 2005

10.5* Construction Loan Agreement with KeyBank National Association for $40,000,000 for Phase 1 dated December 29, 2005

10.6*     Promissory Note with KeyBank National Association for $40,000,000

10.7* Loan Agreement with KeyBank National Association for $14,850,000 for Phase 2 dated December 29, 2005

10.8*     Promissory Note with KeyBank National Association for $14,850,000

10.9* Promissory Note for $4,000,000 issued by TDS Management, LLC in favor of PCL Construction Enterprises, Inc.

10.10* Guaranty by the Registrant of the $4,000,000 Promissory Note to PCL Construction Enterprises, Inc.

10.11* Guaranty of Malcolm J. Wright guaranteeing the $4,000,000 Promissory Note to PCL Construction Enterprises, Inc.

10.12* Addendum to Construction Loan Agreement Condominium and Townhouse Project Development

10.13*    Payment Guaranty Phase 1

10.14*    Payment Guaranty Phase 2

10.15*    Amended Debt Guarantor Agreement

10.16* Guaranty of Tierra Del Sol (Phase 1), Ltd. guaranteeing the $4,000,000 Promissory Note to PCL Construction Enterprises, Inc. (exhibit 10.7)

10.17*     Performance and Completion Guaranty

10.18*     Pledge and Security Agreement

(1) Filed as Exhibits to our Report on Form 8-K filed with the Commission on August 18, 2005, and incorporated herein by reference.

(2) Filed as Exhibits to our Report on Form 8-K filed with the Commission on December 15, 2005 and incorporated herein by reference.

*  Attached  hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LEISURE HOLDINGS, INC.

By: /s/ Malcolm J. Wright
    ---------------------
    Malcolm J. Wright
    Chief Executive Officer

Dated:  January 12, 2005

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